Exhibit 99.1

Newmont Mining Corporation

Pro-forma Condensed Consolidated Financial Statements (Unaudited)

On June 29, 2007, the Company’s board of directors adopted a plan to cease Merchant Banking activities. Merchant Banking previously provided advisory services to assist in managing the company’s portfolio of operating and property interests. Merchant Banking was also engaged in developing value optimization strategies for operating and non-operating assets, business development activities, potential merger and acquisition analysis and negotiations, monetizing inactive exploration properties, capitalizing on proprietary technology and know-how and acting as an internal resource for other corporate groups to improve and maximize business outcomes. As a result, the Company will record a $1,655 million non-cash impairment charge to write off the goodwill associated with the Merchant Banking Segment in the three-month period ended June 30, 2007. Additionally, the Company will reflect the Merchant Banking operations within discontinued operations in the June 30, 2007 statement of income (loss) as well as revise its income statements for prior periods accordingly.

The accompanying Pro-forma Condensed Consolidated Balance Sheet (Unaudited) at March 31, 2007 reflects the impact of the plan to discontinue the Merchant Banking Segment as if such decision had occurred effective March 31, 2007. The Pro-forma Condensed Consolidated Statements of Income (Unaudited) for the three-months ended March 31, 2007 and for the years ended December 31, 2006, 2005 and 2004 reflect reclassifications required to reflect the impact of the plan to discontinue the Merchant Banking Segment as if such decision had occurred effective January 1, 2004. These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Newmont Mining Corporation.

NEWMONT MINING CORPORATION

PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

Three Months Ended March 31, 2007

(in millions except per share)

	As previously reported	Pro-forma adjustments (1)	After pro-forma adjustments
Revenues
Sales - gold, net	$1,043		$1,043
Sales - copper, net	213		213

	1,256	—	1,256

Costs and expenses
Costs applicable to sales (exclusive of depreciation, depletion and amortization shown separately below)
Gold	676		676
Copper	128		128
Depreciation, depletion and amortization	192	(4)	188
Exploration	40		40
Advanced projects, research and development	18	(4)	14
General and administrative	37		37
Other expense, net	22	(1)	21

	1,113	(9)	1,104

Other income (expense)
Other income, net	67	(58)	9
Interest expense, net	(24)		(24)

	43	(58)	(15)

Income from continuing operations before income tax expense, minority interest and equity income of affiliates	186	(49)	137
Income tax expense	(62)	7	(55)
Minority interest in income of subsidiaries	(56)		(56)
Equity income of affiliates	—		—

Income from continuing operations (2)	$68	$(42)	$26

Income from continuing operations per common share

Basic:	$0.15		$0.06

Diluted:	$0.15		$0.06

Basic weighted-average common shares outstanding	451		451

Diluted weighted-average common shares outstanding	452		452

(1) -	Historical income and expenses of the Merchant Banking Segment.
(2) -	The results of operations for the Merchant Banking Segment have been removed from the pro-forma income statement. A $1,665 million goodwill impairment charge has not been included in the pro-forma income statement but will be reflected in the June 30, 2007 income statement.

NEWMONT MINING CORPORATION

PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

Year Ended December 31, 2006

(in millions except per share)

	As previously reported	Pro-forma adjustments (1)	After pro-forma adjustments
Revenues
Sales - gold, net	$4,316		$4,316
Sales - copper, net	671		671

	4,987	—	4,987

Costs and expenses
Costs applicable to sales (exclusive of depreciation, depletion and amortization shown separately below)
Gold	2,207		2,207
Copper	308		308
Depreciation, depletion and amortization	636	(19)	617
Exploration	170		170
Advanced projects, research and development	94	(14)	80
General and administrative	149		149
Other expense, net	152	(6)	146

	3,716	(39)	3,677

Other income (expense)
Other income, net	451	(433)	18
Interest expense, net	(97)		(97)

	354	(433)	(79)

Income from continuing operations before income tax expense, minority interest and equity income of affiliates	1,625	(394)	1,231
Income tax expense	(424)	81	(343)
Minority interest in income of subsidiaries	(363)		(363)
Equity income of affiliates	2		2

Income from continuing operations (2)	$840	$(313)	$527

Income from continuing operations per common share
Basic:	$1.87		$1.17

Diluted:	$1.86		$1.17

Basic weighted-average common shares outstanding	450		450

Diluted weighted-average common shares outstanding	452		452

(1) -	Historical income and expenses of the Merchant Banking Segment.
(2) -	The results of operations for the Merchant Banking Segment have been removed from the pro-forma income statement. A goodwill impairment charge has not been included in the pro-forma income statement but will be reflected in the June 30, 2007 income statement.

NEWMONT MINING CORPORATION

PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

Year Ended December 31, 2005

(in millions except per share)

	As previously reported	Pro-forma adjustments (1)	After pro-forma adjustments
Revenues
Sales - gold, net	$3,680		$3,680
Sales - copper, net	672		672

	4,352	—	4,352

Costs and expenses
Costs applicable to sales (exclusive of depreciation, depletion and amortization shown separately below)
Gold	1,990		1,990
Copper	303		303
Depreciation, depletion and amortization	635	(21)	614
Exploration	147		147
Advanced projects, research and development	73	(16)	57
General and administrative	134		134
Other expense, net	196	(1)	195

	3,478	(38)	3,440

Other income (expense)
Other income, net	269	(174)	95
Interest expense, net	(97)		(97)

	172	(174)	(2)

Income from continuing operations before income tax expense, minority interest and equity income of affiliates	1,046	(136)	910
Income tax expense	(310)	9	(301)
Minority interest in income of subsidiaries	(380)		(380)
Equity income of affiliates	4		4

Income from continuing operations (2)	$360	$(127)	$233

Income from continuing operations per common share
Basic:	$0.81		$0.52

Diluted:	$0.80		$0.52

Basic weighted-average common shares outstanding	446		446

Diluted weighted-average common shares outstanding	449		449

(1) -	Historical income and expenses of the Merchant Banking Segment.
(2) -	The results of operations for the Merchant Banking Segment have been removed from the pro-forma income statement. A goodwill impairment charge has not been included in the pro-forma income statement but will be reflected in the June 30, 2007 income statement.

NEWMONT MINING CORPORATION

PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

Year Ended December 31, 2004

(in millions except per share)

	As previously reported	Pro-forma adjustments (1)	After pro-forma adjustments
Revenues
Sales - gold, net	$3,540		$3,540
Sales - copper, net	786		786

	4,326	—	4,326

Costs and expenses
Costs applicable to sales (exclusive of depreciation, depletion and amortization shown separately below)
Gold	1,878		1,878
Copper	305		305
Depreciation, depletion and amortization	652	(24)	628
Exploration	107		107
Advanced projects, research and development	80	(7)	73
General and administrative	116		116
Other expense, net	125	(4)	121

	3,263	(35)	3,228

Other income (expense)
Other income, net	102	(41)	61
Interest expense, net	(97)		(97)

	5	(41)	(36)

Income from continuing operations before income tax expense, minority interest and equity income of affiliates	1,068	(6)	1,062
Income tax expense	(324)		(324)
Minority interest in income of subsidiaries	(335)		(335)
Equity income of affiliates	2		2

Income from continuing operations (2)	$411	$(6)	$405

Income from continuing operations per common share
Basic:	$0.93		$0.91

Diluted:	$0.92		$0.91

Basic weighted-average common shares outstanding	443		443

Diluted weighted-average common shares outstanding	447		447

(1) -	Includes historical income and expenses of the Merchant Banking Segment.
(2) -	The results of operations for the Merchant Banking Segment have been removed from the pro-forma income statement. A goodwill impairment charge has not been included in the pro-forma income statement but will be reflected in the June 30, 2007 income statement.

NEWMONT MINING CORPORATION

PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

At March 31, 2007

(in millions)

	As previously reported	Pro-forma adjustments	After pro-forma adjustments
ASSETS
Cash and cash equivalents	$786		$786
Marketable securities and other short-term investments (3)	130	754	884
Trade receivables	275	—	275
Accounts receivable	142	(10)	132
Inventories	381		381
Stockpiles and ore on leach pads	353		353
Deferred income tax assets	149	(2)	147
Other current assets	79		79

Current assets	2,295	742	3,037
Property, plant and mine development, net	7,036	(249)	6,787
Investments (3)	1,230	(761)	469
Long-term stockpiles and ore on leach pads	805		805
Deferred stripping costs	—		—
Deferred income tax assets	638		638
Other long-term assets	185		185
Goodwill (1)	2,986	(1,665)	1,321
Assets of operations held for sale (2)	—	268	268

Total assets	$15,175	(1,665)	$13,510

LIABILITIES
Current portion of long-term debt	$164		$164
Accounts payable	291		291
Employee-related benefits	161		161
Derivative instruments	41		41
Income and mining taxes	334	(51)	283
Other current liabilities	475	(2)	473

Current liabilities	1,466	(53)	1,413
Long-term debt	1,726		1,726
Reclamation and remediation liabilities	528		528
Deferred income tax liabilities	569	(175)	394
Employee-related benefits	310		310
Other long-term liabilities	226	(62)	164
Liabilities of operations held for sale (2)	—	290	290

Total liabilities	4,825	—	4,825

Minority interest in subsidiaries	1,163		1,163

STOCKHOLDERS’ EQUITY
Common stock	680		680
Additional paid-in capital	6,726		6,726
Accumulated other comprehensive income	582		582
Retained earnings (deficit) (1)	1,199	(1,665)	(466)

Total stockholders’ equity	9,187	(1,665)	7,522

Total liabilities and stockholders’ equity	$15,175	(1,665)	$13,510

(1) -	Includes Merchant Banking Segment $1,665 million goodwill impairment.
(2) -	Includes historical net assets or liabilities of the Merchant Banking Segment after a $1,665 million goodwill impairment charge.
(3) -	Includes reclassification of marketable equity securities expected to be sold within twelve months.